Goldman Sachs Capital Markets, L.P. | 85 Broad Street | New York, New York 10004 | Tel: 212-902-1000
swapconfirms2006: gsmc_gsr06-8f_nuuc6081b0.aw

CONFIRMATION
DATE:	August 14, 2006

TO:	Goldman Sachs Mortgage Company, L.P.
Attention: Kroum Sourov

FROM:	Goldman Sachs Capital Markets, L.P.
Telephone No.: 212-357-7836
Facsimile No.: 212-902-5692

SUBJECT:	Cap Transaction

REF NO:	NUUC6081B0 (290000000) / (006 831 671)

The purpose of this communication is to set forth the terms and conditions of the above referenced transactions entered into on the Trade Date specified below (individually each a "Transaction", and collectively, the "Transactions") between Goldman Sachs Capital Markets, L.P. ("Constant Party"), guaranteed by The Goldman Sachs Group, Inc. ("Goldman Group"), and Goldman Sachs Mortgage Company, L.P. ("Counterparty"). This communication constitutes a "Confirmation" as referred to in paragraph 2. below.

1. The definitions and provisions contained in the 2000 ISDA Definitions (the "Definitions"), as published by the International Swaps and Derivatives Association, Inc. are incorporated into this Confirmation.

2. This Confirmation evidences a complete and binding agreement between Constant Party and Counterparty as to the terms of the Transactions to which this Confirmation relates, and this Confirmation evidences the sole set of Transactions for the benefit of the GSR Mortgage Loan Trust 2006-8F (`GSR''). These Transactions shall each constitute a "Transaction" within the scope of, and this Confirmation shall supplement, form a part of, and be subject to, an agreement in the form of the 1992 ISDA Master Agreement (Multicurrency-Cross Border) (the "ISDA Form") as if the parties had executed an agreement in such form effective as of the Trade Date but without any Schedule except for (i) the election of Loss and Second Method, (ii) New York law (without regard to the conflicts of law principles) as the governing law, (iii) US Dollars as the Termination Currency, (iv) the election that subparagraph (ii) of Section 2(c) will not apply to Transactions, (v) only Section 5(a)(i) Failure to Pay and Section 5(a)(vii) Bankruptcy will be applicable to the parties (all other Events of Default will not apply to either party), (vi) Section 5(a)(i) is modified by replacing the word "third" in the last line of Section 5(a)(i) with the word "first"), (vii) only 5(b)(i) Illegality, 5(b)(ii) Tax Event and 5(b)(iii) Tax Event Upon Merger will be applicable to the parties (all other Termination Events will not apply to either party), (viii) the Limited Recourse; Non-Petition Provision (as described below in Section 4B) shall apply and (ix) Set off under Section 6(e) will not apply. In the event of any inconsistency between the Definitions, the ISDA Form and this Confirmation, this Confirmation will govern.

3. The terms of the particular Transactions to which this Confirmation relates are as follows:

Notional Amount:	USD 86,973,000 (subject to adjustment in accordance with the Schedule set forth in Annex I hereto)
Trade Date:	August 14, 2006
Effective Date:	August 25, 2006
Termination Date:	June 25, 2014, subject to adjustment in accordance with the Modified Following Business Day Convention

TRANSACTION I
Floating Amounts:
Floating Rate Payer (Cap Seller):	Constant Party
Cap Rate:	5.80%
Floating Rate Payer Payment Dates:	Monthly, on the day which is one (1) Business Day prior to each Floating Rate Period End Date.
Floating Rate Option:	USD-LIBOR-BBA
Floating Rate Designated Maturity:	1 Month
Floating Rate Reset Dates:	The first day of each Calculation Period
Floating Rate Day Count Fraction:	30/360
Floating Rate Period End Dates:	Monthly, on the 25th day of each month, commencing on September 25, 2006 and ending on the Termination Date, with No Adjustment to such Period End Dates.

Fixed Amounts:
Fixed Rate Payer (Cap Buyer):	Counterparty
Fixed Rate Payer Payment Date:	August 18, 2006, subject to adjustment in accordance with the Modified Following Business Day Convention.
Fixed Amount:	USD 310,000 payable by Goldman Sachs Mortgage Company, L.P. to Constant Party on the Fixed Rate Payer Payment Date (net with Transaction II Fixed Amount)

TRANSACTION II
Floating Amounts:
Floating Rate Payer (Cap Seller):	Counterparty
Cap Rate:	9.55%
Floating Rate Payer Payment Dates:	Monthly, on the day which is one (1) Business Day prior to each Floating Rate Period End Date.
Floating Rate Option:	USD-LIBOR-BBA
Floating Rate Designated Maturity:	1 Month
Floating Rate Reset Dates:	The first day of each Calculation Period
Floating Rate Day Count Fraction:	30/360
Floating Rate Period End Dates:	Monthly, on the 25th day of each month, commencing on September 25, 2006 and ending on the Termination Date , with No Adjustment to such Period End Dates.

Fixed Amounts:
Fixed Rate Payer (Cap Buyer):	Constant Party
Fixed Rate Payer Payment Date:	August 18, 2006, subject to adjustment in accordance with the Modified Following Business Day Convention.
Fixed Amount:	USD 0.00 payable by Constant Party to Goldman Sachs Mortgage Company, L.P. on the Fixed Rate Payer Payment Date (net with Transaction I Fixed Amount)
Business Days:	New York
Calculation Agent:	Constant Party
Governing Law:	New York law

4. Additional Provisions:

A. Assignment Provisions: It is acknowledged and agreed by the parties that the Transactions shall be subject to assignment by Counterparty, through a collateral assignment at the direction of GS Mortgage Securities Corp., to Wells Fargo Bank, N.A., not in its individual capacity but solely as trustee (the “Trustee”) of the Separate Interest Trust under the Master Servicing and Trust Agreement (the "Trust Agreement") dated as of August 1, 2006, on behalf of the holders of the GSR Mortgage Loan Trust 2006-8F, Class 3A-1 Certificates (CUSIP Number: 362611 AD 7; the ``Certificates'') (the Trustee as assignee is referred to herein as the "Assignee'' and Counterparty as assignor is referred to herein as an ``Assignor''). This assignment shall occur as of August 25, 2006 (the ``Assignment Date'') pursuant to the Trust Agreement. Furthermore, with respect to such assignment of the Transactions to the Assignee, the Assignee shall accept assignment of the Transactions subject to all terms of this Confirmation and all references to the term ``Counterparty'' herein shall be deemed references to the Assignee. On the Assignment Date, Constant Party, the relevant Assignor and the relevant Assignee, in consideration of the premises and the mutual covenants contained herein and for other good and valuable consideration received, agree as follows:

(a) Assignor sells, assigns, transfers, and sets over to Assignee, its successors and permitted assigns, all of its right, title, and interest in, to, under, and in respect of, the Transactions . Assignor releases and discharges Constant Party from, and agrees not to make any claim against Constant Party with respect to, any obligations of Constant Party arising and to be performed under and in respect of the Transactions after the Assignment Date. Assignor agrees that Assignee has no liability with respect to any obligation arising or to be performed under and in respect of the Transactions prior to or on the Assignment Date.

(b) Assignee accepts such sale, assignment and transfer and assumes and agrees to perform each and every obligation of Assignor arising and to be performed under the Transactions after the Assignment Date, with the same force and effect as if Assignee had been a party to the Transactions originally; it being understood and agreed that, with respect to the Trustee as Assignee, the Trustee is an assignee solely by reason of its capacity as trustee (and not in its individual capacity) and the Trustee in its individual capacity shall have no obligation or liability for payment of any indebtedness and shall not be personally liable for the breach or failure of any obligation, representation, warranty or covenant made or undertaken hereunder.

(c) Constant Party consents to the sale, assignment and transfer by Assignor and the assumption by Assignee referred to above. Constant Party releases and discharges Assignor from, and agrees not to make any claim against Assignor with respect to, any obligations of Assignor arising and to be performed under and in respect of the Transactions after the Assignment Date. Constant Party agrees that Assignee has no liability with respect to any obligation arising or to be performed under and in respect of the Transactions prior to or on the Assignment Date.

(d) Assignor hereby represents and warrants to, and covenants and agrees with, Assignee and Constant Party that: (i) it is duly organized, validly existing, and in good standing under the law of the jurisdiction of its organization; (ii) it has all requisite power and authority to assign and delegate to Assignee its rights and obligations under the Transactions as provided herein and has taken all necessary action to authorize such assignment and delegation; and (iii) such assignment and delegation is its legal, valid, and binding obligation enforceable against Assignor in accordance with the terms hereof.

(e) Assignee hereby represents and warrants to, and covenants and agrees with, Assignor and Constant Party that: (i) it is duly organized, validly existing, and in good standing under the law of the jurisdiction of its organization; (ii) it has all requisite power and authority to assume the rights and obligations of Assignor under the Transactions as provided herein and perform its obligations under the Transactions and has taken all necessary action to authorize such assumption and performance; and (iii) such assumption and the Transactions is its legal, valid, and binding obligation enforceable against Assignee in accordance with the terms hereof.

(f) Assignor and Constant Party acknowledge that as of the Assignment Date no amounts are owed by Assignor or Constant Party to the other under the Transactions to which this assignment relates.

(g) Any additional assignments of these Transactions to a party other than an Assignee shall require the consent of Constant Party, such consent not to be unreasonably withheld. Notwithstanding any provision to the contrary, no additional assignments of these Transactions to a party other than an Assignee shall be made, and Constant Party shall not consent to such additional assignments of these Transactions until written confirmation of consent is received from the rating agencies that have rated the Certificates that such assignment will not result in a withdrawal or downgrade of the rating of the Certificates. Furthermore, no amendment of this Confirmation by an Assignee or other permitted assign shall be made, and Constant Party shall not consent to such amendment of this Confirmation, until written confirmation from the rating agency is received that it has rated the Certificates and such amendment will not result in a withdrawal or downgrade of the rating of the Certificates.

B. Limited Recourse; Non-Petition Provision :

To the extent GSR or the Trustee is a counterparty to Constant Party under the terms of these Transactions, the obligations of Constant Party hereunder shall be limited recourse obligations and Constant Party agrees that it will not, prior to the date that is one year and one day after the payment in full of all the Certificates, acquiesce, petition or otherwise invoke or cause such permitted assigns to invoke the process of any governmental authority for the purpose of commencing or sustaining a case (whether voluntary or involuntary) against such permitted assigns under any federal or state bankruptcy, insolvency or similar law or appointing a receiver, liquidator, assignee, trustee, custodian, sequestrator or other similar official of such permitted assigns or any substantial part of its property or ordering the winding-up or liquidation of the affairs of such permitted assigns or making an assignment for the benefit of creditors. Nothing contained herein shall prohibit Constant Party from submitting a claim or proof of claim, in any proceeding or process instituted by or against such permitted assigns.

C. Compliance with Regulation AB

(i)     Constant Party agrees and acknowledges that GS Mortgage Securities Corp. (the "Depositor") is required under Regulation AB under the Securities Act of 1933, as amended, and the Securities Exchange Act of 1934, as amended (the "Exchange Act") ("Regulation AB"), to disclose certain financial information regarding Constant Party or its group of affiliated entities, if applicable, depending on the aggregate "significance percentage" of this agreement and any other derivative contracts between Constant Party or its group of affiliated entities, if applicable, and the Trustee, as calculated from time to time in accordance with Item 1115 of Regulation AB.

(ii)     It shall be a swap disclosure event ("Swap Disclosure Event") if, on any Business Day after the date hereof, Depositor requests from Constant Party the applicable financial information described in Item 1115 of Regulation AB (such request to be based on a reasonable determination by Depositor, in good faith, that such information is required under Regulation AB) (the "Swap Financial Disclosure").

(iii)   Upon the occurrence of a Swap Disclosure Event, Constant Party, at its own expense, shall (a) provide to Depositor the Swap Financial Disclosure including any required consents from Constant Party's accountants, if applicable, (b) secure another entity to replace Constant Party as party to this agreement on terms substantially similar to this agreement and subject to prior notification to the Swap Rating Agencies, which entity (or a guarantor therefor) meets or exceeds the Approved Rating Thresholds (or which satisfies the Rating Agency Condition) and which entity is able to comply with the requirements of Item 1115 of Regulation AB or (c) obtain a guaranty of Constant Party's obligations under this agreement from an affiliate of Constant Party that is able to comply with the financial information disclosure requirements of Item 1115 of Regulation AB, such that disclosure provided in respect of the affiliate will satisfy any disclosure requirements applicable to Constant Party and such affiliate (in the sole discretion of the Counterparty), and cause such affiliate to provide Swap Financial Disclosure. If permitted by Regulation AB, any required Swap Financial Disclosure may be provided by incorporation by reference from reports filed pursuant to the Exchange Act.

(iv)     Constant Party agrees that, in the event that Constant Party provides Swap Financial Disclosure to Depositor in accordance with clause (iii)(a) of Section (f) or causes its affiliate to provide Swap Financial Disclosure to Depositor in accordance with clause (iii)(c) of Section (f), it will indemnify and hold harmless Depositor, its respective directors or officers and any person controlling Depositor, from and against any and all losses, claims, damages and liabilities caused by any untrue statement or alleged untrue statement of a material fact contained in such Swap Financial Disclosure or caused by any omission or alleged omission to state in such Swap Financial Disclosure a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

5. Credit Support Documents:    Standard Guaranty of The Goldman Sachs Group, Inc.

6. The parties hereby agree (a) to check this Confirmation (Reference No.: NUUC6081B0 (290000000)) carefully and immediately upon receipt so that errors or discrepancies can be promptly identified and rectified and (b) to confirm that the foregoing correctly sets forth the terms of the agreement between Counterparty, Assignor, Assignee and Constant Party with respect to the particular Transactions to which this Confirmation relates, by manually signing this Confirmation and providing the other information requested herein and immediately returning an executed copy to Swap Administration, facsimile No. 212-902-5692.

Very truly yours,

GOLDMAN SACHS CAPITAL MARKETS, L.P.
By:  Goldman Sachs Capital Markets, L.L.C.
General Partner

By: ______DRAFT______________________
Name:
Title:

Agreed and Accepted By:

Goldman Sachs Mortgage Company, L.P.

By: _____DRAFT__________________
Name:
Title:
Counterparty Reference No.: _____________________

Annex I

Schedule

For the Calculation Period from and including:**	To but excluding:**	The applicable USD Notional Amount shall be:
August 25, 2006	September 25, 2006	86,973,000.00
September 25, 2006	October 25, 2006	85,525,003.87
October 25, 2006	November 25, 2006	83,920,021.99
November 25, 2006	December 25, 2006	82,160,501.83
December 25, 2006	January 25, 2007	80,249,333.65
January 25, 2007	February 25, 2007	78,189,846.48
February 25, 2007	March 25, 2007	75,985,802.16
March 25, 2007	April 25, 2007	73,641,387.83
April 25, 2007	May 25, 2007	71,161,206.54
May 25, 2007	June 25, 2007	68,550,266.13
June 25, 2007	July 25, 2007	65,813,966.46
July 25, 2007	August 25, 2007	63,169,535.18
August 25, 2007	September 25, 2007	60,616,039.77
September 25, 2007	October 25, 2007	58,152,532.22
October 25, 2007	November 25, 2007	55,778,049.12
November 25, 2007	December 25, 2007	53,491,611.77
December 25, 2007	January 25, 2008	51,292,226.41
January 25, 2008	February 25, 2008	49,178,884.28
February 25, 2008	March 25, 2008	47,150,561.93
March 25, 2008	April 25, 2008	45,206,221.35
April 25, 2008	May 25, 2008	43,344,810.23
May 25, 2008	June 25, 2008	41,565,262.22
June 25, 2008	July 25, 2008	39,866,497.20
July 25, 2008	August 25, 2008	38,247,421.61
August 25, 2008	September 25, 2008	36,706,928.68
September 25, 2008	October 25, 2008	35,243,898.85
October 25, 2008	November 25, 2008	33,857,200.07
November 25, 2008	December 25, 2008	32,545,688.19

December 25, 2008	January 25, 2009	31,308,207.34
January 25, 2009	February 25, 2009	30,099,374.23
February 25, 2009	March 25, 2009	28,918,746.80
March 25, 2009	April 25, 2009	27,765,889.05
April 25, 2009	May 25, 2009	26,640,370.96
May 25, 2009	June 25, 2009	25,541,768.43
June 25, 2009	July 25, 2009	24,469,663.15
July 25, 2009	August 25, 2009	23,423,642.59
August 25, 2009	September 25, 2009	22,403,299.88
September 25, 2009	October 25, 2009	21,408,233.73
October 25, 2009	November 25, 2009	20,438,048.40
November 25, 2009	December 25, 2009	19,492,353.59
December 25, 2009	January 25, 2010	18,570,764.36
January 25, 2010	February 25, 2010	17,672,901.10
February 25, 2010	March 25, 2010	16,798,389.41
March 25, 2010	April 25, 2010	15,946,860.07
April 25, 2010	May 25, 2010	15,117,948.96
May 25, 2010	June 25, 2010	14,311,296.98
June 25, 2010	July 25, 2010	13,526,549.99
July 25, 2010	August 25, 2010	12,763,358.76
August 25, 2010	September 25, 2010	12,021,378.87
September 25, 2010	October 25, 2010	11,300,270.69
October 25, 2010	November 25, 2010	10,599,699.28
November 25, 2010	December 25, 2010	9,919,334.35
December 25, 2010	January 25, 2011	9,258,850.16
January 25, 2011	February 25, 2011	8,617,925.54
February 25, 2011	March 25, 2011	7,996,243.72
March 25, 2011	April 25, 2011	7,393,492.37
April 25, 2011	May 25, 2011	6,809,363.49
May 25, 2011	June 25, 2011	6,243,553.36
June 25, 2011	July 25, 2011	5,695,762.47
July 25, 2011	August 25, 2011	5,165,695.51
August 25, 2011	September 25, 2011	4,653,061.26
September 25, 2011	October 25, 2011	4,310,285.37
October 25, 2011	November 25, 2011	3,983,256.35
November 25, 2011	December 25, 2011	3,671,698.41
December 25, 2011	January 25, 2012	3,375,339.67
January 25, 2012	February 25, 2012	3,093,912.05
February 25, 2012	March 25, 2012	2,827,151.26
March 25, 2012	April 25, 2012	2,574,796.72
April 25, 2012	May 25, 2012	2,336,591.53
May 25, 2012	June 25, 2012	2,112,282.42

June 25, 2012	July 25, 2012	1,901,619.69
July 25, 2012	August 25, 2012	1,704,357.16
August 25, 2012	September 25, 2012	1,520,252.15
September 25, 2012	October 25, 2012	1,394,635.15
October 25, 2012	November 25, 2012	1,280,975.07
November 25, 2012	December 25, 2012	1,179,045.00
December 25, 2012	January 25, 2013	1,088,621.28
January 25, 2013	February 25, 2013	1,009,483.51
February 25, 2013	March 25, 2013	941,414.43
March 25, 2013	April 25, 2013	884,199.94
April 25, 2013	May 25, 2013	837,628.99
May 25, 2013	June 25, 2013	798,169.16
June 25, 2013	July 25, 2013	758,503.82
July 25, 2013	August 25, 2013	718,631.88
August 25, 2013	September 25, 2013	678,552.27
September 25, 2013	October 25, 2013	638,263.92
October 25, 2013	November 25, 2013	597,765.73
November 25, 2013	December 25, 2013	557,056.61
December 25, 2013	January 25, 2014	516,135.47
January 25, 2014	February 25, 2014	475,001.19
February 25, 2014	March 25, 2014	433,652.68
March 25, 2014	April 25, 2014	392,088.80
April 25, 2014	May 25, 2014	350,308.45
May 25, 2014	June 25, 2014	308,310.50

**subject to adjustment in accordance with the Modified Following Business Day Convention